Filed Pursuant to Rule 497(e).
                                               File Nos. 33-46479 and 811-06602.

Supplement dated March 3, 2004
to Prospectus dated November 1, 2003

                                     [LOGO]
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

                        DISCLOSURE RELATING TO ALL FUNDS

Effective immediately, the disclosure contained in the section captioned "General Policies and Risk Considerations" on page 22 of the Prospectus is revised to incorporate the following subsection immediately preceding the subsection captioned "Mortgage-Backed Securities, Asset-Backed Securities and Zero-Coupon Securities":

         MUNICIPAL BONDS. Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the funds may invest include municipal lease obligations. The funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

Effective immediately, the disclosure contained in the subsection captioned "Determination of NAV" in the section entitled "Determination of Net Asset Value and Pricing" on page 28 of the Prospectus is revised to incorporate the following disclosure at the end of the subsection:

         In addition, the funds have adopted fair value pricing procedures, which, among other things, contemplate that the funds may fair value foreign equity securities if there have been movements in the U.S. market and/or other reference securities or financial instruments that exceed specified thresholds. Although the thresholds may be revised from time to time and the number of days on which fair value prices will be used will depend on market volatility, it is possible that fair value prices will be used by the funds frequently.

                      DISCLOSURE RELATING TO THE PREFERRED
                            INTERNATIONAL VALUE FUND

Restrictions on New Purchases and Exchanges for Shares of the International
Value Fund
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The Board of Trustees has imposed the following restrictions on new purchases of and exchanges for shares of the Preferred International Value Fund (the "Fund") based in part on the recommendation of Mercator Asset Management, L.P., the Fund's subadviser ("Mercator").

                                                                  (continued)
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Effective as of the close of business on December 31, 2004, shares of the Fund will not be available for purchase by new investors in the Fund. The Fund may be closed to new investors on a date earlier than December 31, 2004, depending in part on the amount of purchases of Fund shares made by certain new investors in the Fund (the earlier of such date and December 31, 2004, the "Closing Date"). At present, it is expected that shareholders who own shares of the Fund as of the Closing Date will not be precluded from purchasing additional shares of the Fund. Similarly, it is expected that participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP IRAs) that owned shares of the Fund as of the close of business on the Closing Date for any single plan participant will be eligible to direct the purchase of Fund shares by their plan account. However, in the event a shareholder no longer owns any shares of the Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, would no longer be eligible to purchase shares of the Fund.

Effective as of the Closing Date, shareholders of other series of The Preferred Group of Mutual Funds (the "Trust") will no longer be permitted to exchange any of their shares for shares of the Fund as described in the Prospectus under "Your Preferred Group Account -- Exchanging and Redeeming Shares," unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

The description above is only a summary of the terms and conditions pursuant to which the Fund will close to new investors and does not contain all such terms and conditions. The Trust reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

                      DISCLOSURE RELATING TO THE PREFERRED
                     SHORT-TERM GOVERNMENT SECURITIES FUND

Effective immediately, the disclosure contained in the subsection captioned "Risk/Return Summaries - Preferred Short-Term Government Securities Fund - Principal Investment Strategies" on page 15 of the Prospectus is revised to incorporate the following as the final paragraph of the subsection:

         The fund may also invest in corporate bonds, asset backed securities and, to a lesser extent, municipal securities. The fund will only invest in securities that are rated investment grade at the time of purchase (securities that are rated Baa3 and BBB- or higher by Moody's and S&P, respectively, or unrated securities that CIML determines are of comparable quality). The fund may continue to hold securities that are down-graded below investment grade or, if unrated, determined by CIML to be of comparable quality, if CIML believes it would be in the best interests of the fund to do so.

                                                                0007-1011 3/04